Exhibit 99.1
Cardlytics Announces First Quarter 2022 Financial Results
Atlanta, GA – May 2, 2022 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the first quarter ended March 31, 2022. Supplemental information is available on the Investor Relations section of Cardlytics' website at http://ir.cardlytics.com/.
“We had our largest Q1 ever and delivered results above our expectations,” said Lynne Laube, CEO & Co-Founder of Cardlytics. “Our sales team executed against plan despite a difficult macroeconomic environment, and we continue to drive performance related outcomes for our advertising clients.”
“This was a solid quarter and we are pleased with the execution despite issues in the global economy,” said Andy Christiansen, CFO of Cardlytics. “We remain focused on the things we can control – developing and maintaining strong relationships with all of our partners and enhancing our advertising platform to unlock the massive potential of our channel. We are excited for the rest of 2022 and look forward to continued execution.”
First Quarter 2022 Financial Results
•Revenue was $67.9 million, an increase of 28% year-over-year, compared to $53.2 million in the first quarter of 2021.
•Billings, a non-GAAP metric, was $98.2 million, an increase of 29% year-over-year, compared to $76.3 million in the first quarter of 2021.
•Gross profit was $26.2 million, an increase of 34% year-over-year, compared to $19.5 million in the first quarter of 2021.
•Adjusted contribution, a non-GAAP metric, was $32.8 million, an increase of 35% year-over-year, compared to $24.3 million in the first quarter of 2021.
•Net income attributable to common stockholders was $33.0 million, or $0.91 per diluted share, based on 37.2 million fully diluted weighted-average common shares, compared to a net loss attributable to common stockholders of $(24.9) million, or $(0.85) per diluted share, based on 29.3 million fully diluted weighted-average common shares in the first quarter of 2021.
•Non-GAAP net loss was $(14.2) million, or $(0.38) per diluted share, based on 37.2 million fully diluted weighted-average common shares, compared to non-GAAP net loss of $(9.9) million, or $(0.34) per diluted share, based on 29.3 million fully diluted weighted-average common shares in the first quarter of 2021.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(10.5) million compared to a loss of $(3.9) million in the first quarter of 2021.
Key Metrics
•Cardlytics MAUs were 178.5 million, an increase of 6%, compared to 168.6 million in the first quarter of 2021.
•Cardlytics ARPU was $0.36, an increase of 13%, compared to $0.32 in the first quarter of 2021.
•Bridg ARR was $14.0 million in the first quarter of 2022.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
Second Quarter 2022 Financial Expectations
Cardlytics anticipates billings, revenue, and adjusted contribution to be in the following ranges (in millions):

Q2 2022 Guidance
Billings(1)	$106.0 - $116.0
Revenue	$73.0 - $80.0
Adjusted contribution(2)	$36.5 - $40.5
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its first quarter 2022 financial results during a teleconference today, May 2, 2022, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 8338158. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on May 9, 2022 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 8338158. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their rewards programs that promote customer loyalty and deepen relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, Los Angeles, San Francisco, Austin, Detroit and Visakhapatnam. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the second quarter of 2022, future growth and achievement of long-range goals. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh, Bridg and Entertainment with our company; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America") and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on May 2, 2022 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”), average revenue per user (“ARPU”) and annualized recurring revenue ("ARR").

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.
We have presented billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platforms generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our income (loss) before income taxes; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency loss (gain); deferred implementation costs; restructuring costs, acquisition and integration (benefit) costs and change in fair value of contingent consideration. We define adjusted Partner Share and other third-party costs as our Partner Share and other third-party costs excluding non-cash equity expense and amortization of deferred implementation costs. We define non-GAAP net loss as our net loss before stock-based compensation expense; foreign currency loss (gain); acquisition and integration (benefit) costs; amortization of acquired intangibles; change in fair value of contingent consideration; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net income (loss) in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by weighted-average common shares outstanding, basic and diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers, opened an email containing an offer, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$208,293	$233,467
Restricted cash	92	95
Accounts receivable and contract assets, net	96,529	111,085
Other receivables	5,717	6,097
Prepaid expenses and other assets	8,809	7,981
Total current assets	319,440	358,725
Long-term assets:
Property and equipment, net	9,909	11,273
Right-of-use assets under operating leases, net	9,249	10,196
Intangible assets, net	128,250	125,550
Goodwill	747,578	742,516
Capitalized software development costs, net	14,115	13,131
Other long-term assets, net	2,638	2,406
Total assets	$1,231,179	$1,263,797
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,839	$4,619
Accrued liabilities:
Accrued compensation	7,910	12,136
Accrued expenses	14,631	19,620
Partner Share liability	36,995	46,595
Consumer Incentive liability	45,098	52,602
Deferred revenue	3,122	3,280
Current operating lease liabilities	6,249	6,028
Current contingent consideration	128,941	182,470
Total current liabilities	246,785	327,350
Long-term liabilities:
Convertible senior notes, net	224,948	184,398
Deferred liabilities	167	173
Long-term operating lease liabilities	5,268	6,801
Long-term contingent consideration	38,304	49,825
Other long-term liabilities	4,037	4,550
Total liabilities	519,509	573,097
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 33,790 and 33,534 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively.	9	9
Additional paid-in capital	1,188,076	1,212,823
Accumulated other comprehensive income	1,853	486
Accumulated deficit	(478,268)	(522,618)
Total stockholders’ equity	711,670	690,700
Total liabilities and stockholders’ equity	$1,231,179	$1,263,797

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue	$67,928	$53,230
Costs and expenses:
Partner Share and other third-party costs	35,153	29,771
Delivery costs	6,533	3,938
Sales and marketing expense	17,648	13,202
Research and development expense	12,291	6,218
General and administration expense	20,425	12,175
Acquisition and integration (benefit) costs	(4,599)	7,030
Change in fair value of contingent consideration	(65,050)	—
Depreciation and amortization expense	9,871	3,065
Total costs and expenses	32,272	75,399
Operating income (loss)	35,656	(22,169)
Other (expense) income:
Interest expense, net	(947)	(3,045)
Foreign currency (loss) gain	(1,671)	319
Total other expense	(2,618)	(2,726)
Income (loss) before income taxes	33,038	(24,895)
Income tax benefit	—	—
Net income (loss)	33,038	(24,895)
Net income (loss) attributable to common stockholders	$33,038	$(24,895)
Net income (loss) per share attributable to common stockholders
Basic	$0.98	$(0.85)
Diluted	$0.91	$(0.85)
Weighted-average common shares outstanding
Basic	33,741	29,313
Diluted	37,185	29,313

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2022	2021
Delivery costs	$582	$309
Sales and marketing	3,704	2,432
Research and development	3,204	1,514
General and administration	6,095	2,993
Total stock-based compensation	$13,585	$7,248

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2022	2021
Operating activities
Net income (loss)	$33,038	$(24,895)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Credit loss expense	346	1,004
Depreciation and amortization	9,871	3,065
Amortization of financing costs charged to interest expense	402	219
Accretion of debt discount and non-cash interest expense	—	2,321
Amortization of right-of-use assets	1,516	1,073
Stock-based compensation expense	13,585	7,248
Change in fair value of contingent consideration	(65,050)	—
Other non-cash expense (income), net	1,574	(141)
Deferred implementation costs	—	882
Change in operating assets and liabilities:
Accounts receivable	15,279	7,867
Prepaid expenses and other assets	(725)	(1,845)
Accounts payable	(855)	495
Other accrued expenses	(11,569)	996
Partner Share liability	(9,600)	(6,749)
Consumer Incentive liability	(7,503)	(4,072)
Net cash used in operating activities	(19,691)	(12,532)
Investing activities
Acquisition of property and equipment	(397)	(1,377)
Acquisition of patents	(49)	(28)
Capitalized software development costs	(2,314)	(1,923)
Business acquisition, net of cash acquired	(2,274)	(148,634)
Net cash used in investing activities	(5,034)	(151,962)
Financing activities
Principal payments of debt	(13)	(6)
Proceeds from issuance of common stock	195	484,713
Debt issuance costs	—	(42)
Net cash received from financing activities	182	484,665
Effect of exchange rates on cash, cash equivalents and restricted cash	(634)	139
Net (decrease) increase in cash, cash equivalents and restricted cash	(25,177)	320,310
Cash, cash equivalents, and restricted cash — Beginning of period	233,562	293,349
Cash, cash equivalents, and restricted cash — End of period	$208,385	$613,659

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended March 31,		Change
	2022	2021	$	%
Billings(1)	$98,225	$76,317	$21,908	29%
Consumer Incentives	30,297	23,087	7,210	31
Revenue	67,928	53,230	14,698	28
Adjusted Partner Share and other third-party costs(1)	35,153	28,889	6,264	22
Adjusted contribution(1)	32,775	24,341	8,434	35
Delivery costs	6,533	3,938	2,595	66
Deferred implementation costs	—	882	(882)	(100)
Gross profit	$26,242	$19,521	$6,721	34%
Net income (loss)	$33,038	$(24,895)	$57,933	233%
Adjusted EBITDA(1)	$(10,537)	$(3,944)	$(6,593)	(167)%
(1)Billings, adjusted Partner Share and other third-party costs, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings", "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31, 2022			Three Months Ended March 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$63,983	$3,945	$67,928	$53,230	$—	$53,230
Plus:
Consumer Incentives	30,297	—	30,297	23,087	—	23,087
Billings	$94,280	$3,945	$98,225	$76,317	$—	$76,317

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31, 2022			Three Months Ended March 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$63,983	$3,945	$67,928	$53,230	$—	$53,230
Minus:
Partner Share and other third-party costs	35,027	126	35,153	29,771	—	29,771
Delivery costs(1)	4,907	1,626	6,533	3,938	—	3,938
Gross profit	24,049	2,193	26,242	19,521	—	19,521
Plus:
Delivery costs(1)	4,907	1,626	6,533	3,938	—	3,938
Deferred implementation costs(2)	—	—	—	882	—	882
Adjusted contribution	$28,956	$3,819	$32,775	$24,341	$—	$24,341
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.6 million and $0.3 million for the three months ended March 31, 2022 and 2021, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Three Months Ended March 31, 2022			Three Months Ended March 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$35,027	$126	$35,153	$29,771	$—	$29,771
Minus:
Deferred implementation costs	—	—	—	882	—	882
Adjusted Partner Share and other third-party costs	$35,027	$126	$35,153	$28,889	$—	$28,889

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31, 2022			Three Months Ended March 31, 2021
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Net income (loss)	$32,853	$185	$33,038	$(24,895)	$—	$(24,895)
Plus:
Interest expense, net	947	—	947	3,045	—	3,045
Depreciation and amortization expense	7,044	2,827	9,871	3,065	—	3,065
Stock-based compensation expense	11,935	1,650	13,585	7,248	—	7,248
Foreign currency loss (gain)	1,671	—	1,671	(319)	—	(319)
Deferred implementation costs	—	—	—	882	—	882
Acquisition and integration (benefit) costs	508	(5,107)	(4,599)	7,030	—	7,030
Change in fair value of contingent consideration	(65,050)	—	(65,050)	—	—	—
Adjusted EBITDA	$(10,092)	$(445)	$(10,537)	$(3,944)	$—	$(3,944)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Net income (loss)	$33,038	$(24,895)
Plus:
Stock-based compensation expense	13,585	7,248
Foreign currency loss (gain)	1,671	(319)
Acquisition and integration (benefit) costs	(4,599)	7,030
Amortization of acquired intangibles	7,145	998
Change in fair value of contingent consideration	(65,050)	—
Non-GAAP net loss	$(14,210)	$(9,938)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, diluted	37,185	29,313
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.38)	$(0.34)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

Q2 2022 Guidance
Revenue	$73.0 - $80.0
Plus:
Consumer Incentives	$33.0 - $36.0
Billings	$106.0 - $116.0

Contacts:

Public Relations:
Angie Amberg
Cardlytics, Inc.
aamberg@cardlytics.com

Investor Relations:
Robert Robinson
Corporate Development & IR
ir@cardlytics.com